EXHIBIT 99.1
ProPetro Acquires Par Five Energy Services Creating a Leading Permian Cementing Services Company

MIDLAND, Texas – December 1, 2023 – ProPetro Holding Corp. ("ProPetro" or the "Company") (NYSE: PUMP) has announced the successful acquisition of the assets and business operations of Par Five Energy Services LLC ("Par Five"). Specializing in cementing services in the Delaware Basin, Par Five’s business complements ProPetro's existing cementing business that operates in the Midland Basin. The acquired business will be integrated within ProPetro’s existing cementing operating team and brand. This consolidation forms a comprehensive cementing business to better serve Permian operators and is complementary to ProPetro’s industry-leading hydraulic fracturing and wireline completions businesses.

Established in 2011 by Curtis Tolle and the Chase family, with its headquarters situated in Artesia, New Mexico, Par Five owned and managed more than 14 cementing spreads to service leading oil and gas producers in southeastern New Mexico. Notably, Par Five had recently finalized a substantial expansion of its bulk plant with state-of-the-art facilities strategically designed to accommodate heightened operational demands. Par Five distinguished itself by delivering efficient cementing services to its customers, underscoring its impressive track record of consistently executing high-quality operations.

Sam Sledge, Chief Executive Officer of ProPetro, commented, “This acquisition is an example of playing to our strengths and executing on our strategy of pursuing accretive growth opportunities that increase our free cash flow generation. The transaction is also highly complementary to our current cementing operations, led by Beau Tenney, our Vice President of Cementing Operations, and we will now be able to serve both the Midland and Delaware Basin areas of the Permian. Moreover, ProPetro is well-positioned to capitalize on potential revenue synergies, leveraging Par Five’s capacity in tandem with the robust commercial architecture and established customer relationships of ProPetro. We are excited to welcome the Par Five team as we continue to deliver best-in-class services for our customers and unlock meaningful value for all of our stakeholders.”

ProPetro management anticipates the acquisition of Par Five will increase ProPetro’s 2024 Adjusted EBITDA expectations by approximately $10 million, while converting approximately 80-90% of that Adjusted EBITDA into free cash flow. On this basis, Par Five will support ProPetro’s strategy of pursuing enhanced free cash flow generation while expanding the service area for its cementing operations into the Delaware Basin. Such estimates are based on information currently available to ProPetro, depend on certain estimates and assumptions, and are subject to change. Adjusted EBITDA and free cash flow are non-GAAP measures. See "Non-GAAP Measures" later in this release.

Advisors

PPHB of Houston, Texas, served as financial advisor to ProPetro, and Vinson & Elkins LLP served as legal counsel. Murphy Mahon Keffler & Farrier, LLP served as legal advisor to Par Five.

About ProPetro

ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com.

EXHIBIT 99.1
Forward-Looking Statements

Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward‑looking statements. Our forward‑looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward‑looking statement may include a statement of the assumptions or bases underlying the forward‑looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable.
Although forward‑looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

Non-GAAP Measures

This release contains certain measures that are not determined in accordance with GAAP, including Adjusted EBITDA and free cash flow. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense, depreciation and amortization, income/expense, severance and related expense, gain/loss on disposal of assets and other unusual or nonrecurring expenses or income, as applicable to Par Five. We define free cash flow as net cash flow provided from operating activities less net cash used in investing activities. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA or Free Cash Flow in isolation or as

EXHIBIT 99.1
a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Due to the forward-looking nature of the non-GAAP measures presented in this release, reconciliations of the non-GAAP measures to their most directly comparable GAAP measure are not available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this release. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Investor Contacts:

David Schorlemer
Chief Financial Officer
david.schorlemer@propetroservices.com
432-227-0864

Matt Augustine
Director, Corporate Development and Investor Relations
matt.augustine@propetroservices.com
432-219-7620